SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event Reported): April 20, 2004


                              CIT RV Trust 1999 - A
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         000 - 26163                                    36 - 4294964
    (Commission File Number)                   (IRS Employer Identification No.)

                                   1 CIT Drive
                        Livingston, New Jersey 07039-5703
             (Address of principal executive offices and zip code)

       Registrants' telephone number, including area code: (973) 740-5000


                                       N/A
          (Former name or former address, if changed since last report)


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Item 7.            FINANCIAL STATEMENTS AND EXHIBITS

(C).               Exhibits

         The following are filed herewith. The exhibit numbers correspond with Item 601 (b) of Regulation S-K.

EXHIBIT NO.                            DESCRIPTION
99.1                                   Pool Data Report



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                THE CIT GROUP / SALES FINANCING,
                                INC., as Servicer



                                By:/s/ Usama Ashraf
                                   ---------------------------------
                                   Name:   Usama Ashraf
                                   Title:  Vice President

Dated: 21-April-2004


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


                                                             CIT RV TRUST 1999-A
                                                       Cutoff Date: December 31, 2003

                                                  GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)


                                                 % OF CONTRACT                                     % OF CONTRACT
                              NUMBER OF          POOL BY NUMBER        AGGREGATE PRINCIPAL       POOL BY PRINCIPAL
                           CONTRACTS AS OF     OF CONTRACTS AS OF      BALANCE OUTSTANDING      BALANCE OUTSTANDING
        STATE               CUT-OFF DATE          CUT-OFF DATE          AS OF CUT-OFF DATE      AS OF CUT-OFF DATE
---------------------     ----------------     ------------------      -------------------      -------------------
Alabama                            75                1.47%                   $3,290,649                 1.90%
Alaska                              7                0.14%                      581,717                 0.34%
Arizona                           236                4.63%                    8,232,170                 4.76%
Arkansas                          126                2.47%                    3,457,077                 2.00%
California                        800               15.71%                   24,335,773                14.08%
Colorado                          117                2.30%                    4,573,805                 2.65%
Connecticut                        43                0.84%                    1,145,317                 0.66%
Delaware                            8                0.16%                      426,064                 0.25%
District of Columbia                2                0.04%                      108,111                 0.06%
Florida                           333                6.54%                   14,301,961                 8.27%
Georgia                           118                2.32%                    3,806,809                 2.20%
Hawaii                              4                0.08%                      157,498                 0.09%
Idaho                              23                0.45%                    1,169,389                 0.68%
Illinois                          126                2.47%                    4,641,441                 2.68%
Indiana                            56                1.10%                    1,877,136                 1.09%
Iowa                               17                0.33%                      554,601                 0.32%
Kansas                             96                1.88%                    2,070,477                 1.20%
Kentucky                           18                0.35%                      750,433                 0.43%
Louisiana                          51                1.00%                    1,851,591                 1.07%
Maine                              20                0.39%                      571,032                 0.33%
Maryland                           59                1.16%                    1,680,598                 0.97%
Massachusetts                      65                1.28%                    1,641,662                 0.95%
Michigan                           43                0.84%                    2,307,127                 1.33%
Minnesota                          31                0.61%                    1,820,991                 1.05%
Mississippi                        46                0.90%                    1,063,717                 0.62%
Missouri                          227                4.46%                    6,151,071                 3.56%
Montana                            15                0.29%                      581,154                 0.34%
Nebraska                           17                0.33%                      536,509                 0.31%
Nevada                             90                1.77%                    2,904,005                 1.68%
New Hampshire                      28                0.55%                      873,526                 0.51%
New Jersey                         70                1.37%                    2,335,596                 1.35%
New Mexico                         45                0.88%                    1,694,685                 0.98%
New York                          145                2.85%                    5,639,963                 3.26%
North Carolina                    100                1.96%                    2,757,423                 1.59%
North Dakota                        4                0.08%                       34,197                 0.02%
Ohio                               49                0.96%                    2,344,984                 1.36%
Oklahoma                          213                4.18%                    5,297,050                 3.06%
Oregon                            134                2.63%                    5,626,211                 3.25%
Pennsylvania                       93                1.83%                    3,741,331                 2.16%
Rhode Island                       19                0.37%                      601,030                 0.35%
South Carolina                     50                0.98%                    1,756,017                 1.02%
South Dakota                       11                0.22%                      545,947                 0.32%
Tennessee                          77                1.51%                    2,502,614                 1.45%
Texas                             843               16.55%                   26,294,886                15.21%
Utah                               20                0.39%                    1,082,209                 0.63%
Vermont                            12                0.24%                      841,434                 0.49%
Virginia                           53                1.04%                    2,328,510                 1.35%
Washington                        195                3.83%                    7,972,366                 4.61%
West Virginia                      10                0.20%                      229,596                 0.13%
Wisconsin                          35                0.69%                    1,195,588                 0.69%
Wyoming                            14                0.27%                      456,384                 0.26%
Other (2)                           4                0.08%                      139,084                 0.08%
                          ------------------ ------------------------ ----------------------- ------------------------
                                5,093              100.00%                 $172,880,516               100.00%
                          ================== ======================== ======================= ========================

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations

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


                                                           RANGE OF CONTRACT RATES

                                                      % OF CONTRACT                                     % OF CONTRACT
                                  NUMBER OF           POOL BY NUMBER        AGGREGATE PRINCIPAL       POOL BY PRINCIPAL
          RANGE OF             CONTRACTS AS OF      OF CONTRACTS AS OF      BALANCE OUTSTANDING      BALANCE OUTSTANDING
       CONTRACT RATES            CUT-OFF DATE          CUT-OFF DATE         AS OF CUT-OFF DATE       AS OF CUT-OFF DATE
-------------------------      ---------------      ------------------      -------------------      --------------------
0.00%  -  7.49% (1)                  20                     0.39%                $1,085,089                  0.63%
7.50%  -  7.99%                     265                     5.20%                24,150,546                 13.97%
8.00%  -  8.99%                   1,177                    23.11%                71,551,996                 41.39%
9.00%  -  9.99%                   1,402                     0.00%                42,016,215                 24.30%
10.00% - 10.99%                     931                    18.28%                17,895,782                 10.35%
11.00% - 11.99%                     585                    11.49%                 8,222,669                  4.76%
12.00% - 12.99%                     341                     6.70%                 4,105,241                  2.37%
13.00% - 13.99%                     207                     4.06%                 2,206,357                  1.28%
14.00% - 14.99%                     104                     2.04%                 1,061,282                  0.61%
15.00% - 15.99%                      29                     0.57%                   244,154                  0.14%
16.00% - 16.99%                      12                     0.24%                   147,649                  0.09%
17.00% - 17.99%                      11                     0.22%                   116,665                  0.07%
18.00% - 18.99%                       8                     0.16%                    67,988                  0.04%
20.00% - 20.99%                       1                     0.02%                     8,884                  0.01%
                              ------------------- ----------------------- ------------------------ ------------------------
                                  5,093                   100.00%              $172,880,516                100.00%
                              =================== ======================= ======================== ========================

(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.




                                                        RANGE OF REMAINING MATURITIES

                                                           % OF CONTRACT                             % OF CONTRACT
                                        NUMBER OF         POOL BY NUMBER     AGGREGATE PRINCIPAL   POOL BY PRINCIPAL
       RANGE OF REMAINING            CONTRACTS AS OF    OF CONTRACTS AS OF   BALANCE OUTSTANDING  BALANCE OUTSTANDING
      MATURITIES IN MONTHS            CUT-OFF DATE         CUT-OFF DATE      AS OF CUT-OFF DATE   AS OF CUT-OFF DATE
-------------------------            ---------------    ------------------   -------------------  --------------------
  0 -  12 months                               90                1.77%               $95,616              0.06%
 13 -  24 months                              135                2.65%               523,777              0.30%
 25 -  36 months                              192                3.77%             1,016,195              0.59%
 37 -  48 months                               90                1.77%               580,276              0.34%
 49 -  60 months                              522               10.25%             5,836,111              3.38%
 61 -  72 months                              352                6.91%             4,178,275              2.42%
 73 -  84 months                              744               14.61%            11,746,971              6.79%
 85 -  96 months                              553               10.86%             8,723,615              5.05%
 97 - 108 months                               49                0.96%             1,916,027              1.11%
109 - 120 months                            1,246               24.46%            59,699,636             34.53%
121 - 132 months                              721               14.16%            35,276,078             20.40%
133 - 144 months                               19                0.37%             1,173,007              0.68%
145 - 156 months                               16                0.31%             1,072,800              0.62%
157 - 168 months                               10                0.20%               949,483              0.55%
169 - 180 months                              217                4.26%            23,926,558             13.84%
181 - 192 months                              137                2.69%            16,166,092              9.35%
                                   -------------------- -------------------- -------------------- --------------------
                                            5,093              100.00%          $172,880,516            100.00%
                                   ==================== ==================== ==================== ====================




                                                        COLLATERAL TYPE DISTRIBUTION

                                                % OF CONTRACT                                     % OF CONTRACT
                             NUMBER OF          POOL BY NUMBER       AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                          CONTRACTS AS OF     OF CONTRACTS AS OF     BALANCE OUTSTANDING       BALANCE OUTSTANDING
   COLLATERAL TYPE         CUT-OFF DATE          CUT-OFF DATE         AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
----------------------    ---------------     ------------------     -------------------       -------------------
Motor Homes                    2,637                  51.78%            $137,444,153                   79.50%
Fifth Wheel                    1,029                  20.20%              20,854,178                   12.06%
Travel Trailer                 1,219                  23.93%              12,717,552                    7.36%
Other                            208                   4.08%               1,864,633                    1.08%
                        -------------------- --------------------- ------------------------- -------------------------
Total                          5,093                 100.00%            $172,880,516                  100.00%
                        ==================== ===================== ========================= =========================




                                                       DELINQUENCY STATUS DISTRIBUTION

                                                    % OF CONTRACT                                     % OF CONTRACT
                                 NUMBER OF         POOL BY NUMBER        AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                              CONTRACTS AS OF    OF CONTRACTS AS OF      BALANCE OUTSTANDING       BALANCE OUTSTANDING
    DELINQUENCY STATUS         CUT-OFF DATE         CUT-OFF DATE          AS OF CUT-OFF DATE       AS OF CUT-OFF DATE
-------------------------     ---------------    ------------------      -------------------       -------------------
Current, including 1 to 29          4,459                 87.55%               $149,407,740                  86.42%
days delinquent
30 to 59 days                         126                  2.47%                  3,146,862                   1.82%
60 to 89 days                          48                  0.94%                  1,341,138                   0.78%
90 to 119 days                         43                  0.84%                  1,084,447                   0.63%
120 to 149 days                        28                  0.55%                    701,747                   0.41%
150 to 179 days                        20                  0.39%                  1,006,711                   0.58%
180+  days                            119                  2.34%                  4,075,824                   2.36%
Repossession Status                   250                  4.91%                 12,116,047                   7.01%
                             ------------------ ---------------------- ------------------------- ------------------------
                                    5,093                100.00%               $172,880,516                 100.00%
                             ================== ====================== ========================= ========================


                                                   RANGE OF PRINCIPAL BALANCE OUTSTANDING

                                 TOTAL                 MINIMUM                 MAXIMUM                AVERAGE
       PRINCIPAL              BALANCE AS OF          BALANCE AS OF           BALANCE AS OF          BALANCE AS OF
      BALANCE TYPE            CUT-OFF DATE            CUT-OFF DATE           CUT-OFF DATE           CUT-OFF DATE
----------------------      ---------------        ------------------      -------------------      --------------------
      Original                  $222,398,193            $4,352                  $311,592                $43,667
      Current                   $172,880,516                $1                  $278,862                $33,945



                                                    NEW VS. USED COLLATERAL DISTRIBUTION

                                              % OF CONTRACT                                       % OF CONTRACT
                        NUMBER OF            POOL BY NUMBER          AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                     CONTRACTS AS OF       OF CONTRACTS AS OF        BALANCE OUTSTANDING       BALANCE OUTSTANDING
   NEW VS. USED        CUT-OFF DATE           CUT-OFF DATE            AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
-----------------    ---------------       ------------------        -------------------       --------------------

   New                     3,100                    60.87%                 $117,761,939                68.12%
   Used                    1,993                    39.13%                   55,118,577                31.88%
                    ------------------- -------------------------- ------------------------- -------------------------
                           5,093                   100.00%                 $172,880,516               100.00%
                    =================== ========================== ========================= =========================



                                                           RANGE OF CREDIT SCORES

                                       MINIMUM AS OF                MAXIMUM AS OF           WEIGHTED AVERAGE AS OF
       SCORE TYPE                    ORIGINATION DATE             ORIGINATION DATE             ORIGINATION DATE
-------------------------            ----------------            ------------------         ----------------------

       FICO                                483                          829                          685
       Custom                              116                          941                          318



                                             MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                                       MINIMUM AS OF                MAXIMUM AS OF           WEIGHTED AVERAGE AS OF
    DISTRIBUTION TYPE                  CUT-OFF DATE                 CUT-OFF DATE                 CUT-OFF DATE
-------------------------           ---------------               ------------------        ----------------------

    Contract Rate                            0.00%                       20.00%                        9.00%
    Original Term                        48 months                   242 months                   186 months
    Current Term                          0 months                   186 months                   123 months


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